AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB Dynamic Asset Allocation Portfolio

(the “Portfolio”)

Supplement dated January 25, 2018 to the Prospectuses and Summary Prospectuses dated May 1, 2017 for AB Variable Products Series Fund, Inc. (the “Prospectuses”), offering Class A and Class B shares of AB Dynamic Asset Allocation Portfolio.

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The following table replaces the table under the heading “Portfolio Managers” in the summary section of the Prospectuses and reflects the persons responsible for the day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Brian T. Brugman	Since 2016	Senior Vice President of the Adviser

Daniel J. Loewy	Since 2011	Senior Vice President of the Adviser

The following table replaces the table in the section “Management of the Portfolio — Portfolio Managers”:

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Brian T. Brugman; since 2016; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2013.

Daniel J. Loewy; since 2011; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2013.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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